UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Commission File Number: 001‑37544

ARMATA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Washington	91‑1549568
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4503 Glencoe Avenue

Marina del Rey, California 90292

(Address of principal executive offices)

(310) 655‑2928

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Introduction

On May 10, 2019, Armata Pharmaceuticals, Inc. (formerly known as AmpliPhi Biosciences Corporation), a Washington corporation (the “Company”), filed a Current Report on Form 8-K announcing that on May 9, 2019, the Company completed its business combination with C3J Therapeutics, Inc., a privately held Washington corporation (“C3J”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, as amended on March 25, 2019, by and among the Company, C3J and Ceres Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of the Company (the “Merger”). Also on May 9, 2019, in connection with, and prior to the completion of the Merger, the Company effected a 1-for-14 reverse stock split of its common stock (the “Reverse Stock Split”).  Immediately following the completion of the Merger, Armata completed a private placement financing transaction for an aggregate value of $10.0 million (the “Financing”). Unless otherwise noted herein, all references to share and per share amounts herein have been retrospectively adjusted, except as otherwise disclosed, to reflect the Reverse Stock Split.  Upon completion of the Merger, and the Financing, there were 9,960,078 shares of the Company’s stock outstanding. The Current Report on Form 8-K filed on May 10, 2019 is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired

The unaudited interim financial statements of C3J, including C3J’s unaudited balance sheet as of March 31, 2019, unaudited balance sheet derived from the audited financial statements as of December 31, 2018, unaudited statements of operations for the three months ended March 31, 2019 and 2018, unaudited statements of stockholders’ equity for the three months ended March 31, 2019 and 2018, and unaudited statements of cash flows for the three months ended March 31, 2019 and 2018 and the notes related thereto are included as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of C3J, including C3J’s audited balance sheets as of December 31, 2018 and 2017, statements of operations and comprehensive loss for the years ended December 31, 2018 and 2017, statements of stockholders’ equity for the years ended December 31, 2018 and 2017, statements of cash flows for the years ended December 31, 2018 and 2017, the notes related thereto and the related independent registered public accounting firm’s report are referenced as Exhibit 99.2 and are incorporated herein by reference.

(b)Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of March 31, 2019, the unaudited combined statement of operations for the three months ended March 31, 2019, and the unaudited combined statement of operations for the year ended December 31, 2018 and the notes related thereto are included as Exhibit 99.3 and are incorporated herein by reference.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited Consolidated Financial Statements of C3J Therapeutics, Inc. as of March 31, 2019 and for the Three Month Periods Ended March 31, 2019 and March 31, 2018.

99.2

Audited Consolidated Financial Statements of C3J Therapeutics, Inc. as of December 31, 2018 and 2017 and for the Years Ended December 31, 2018 and 2017 (incorporated by reference from the Definitive Proxy Statement filed on April 4, 2019).

99.3	Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2019	Armata Pharmaceuticals, Inc.

	By:	/s/ Todd R. Patrick
	Name:	Todd R. Patrick
	Title:	Chief Executive Officer